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                                                                   EXHIBIT 10.20

                          TITANIUM METALS CORPORATION

                  1996 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

         1. Purpose. The purpose of the 1996 Non-Employee Director Compensation Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Company's Board of Directors.

         2.      Definitions.

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Company" shall mean Titanium Metals Corporation, a Delaware corporation.

                 (d) "Director" shall mean any person serving as a member of the Board.

                 (e) "Disability" shall mean the condition of a Grantee who is unable to engage in any substantial gainful activities by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                 (f) "Eligible Directors" shall mean those Directors eligible to participate in the Plan pursuant to
                          Section 4.

                 (g) "Fair Market Value" shall mean the last reported sale price of Stock on the Nasdaq National Market during the Company's fiscal year, provided, however that with respect to the initial grant of Options pursuant to Section 7(a) below, fair market value shall be the initial offering price of a share of Stock in the Offering (as defined below).

                 (h) "Grantee" shall mean an Eligible Director who has been granted an Option.

                 (i) "Ineligible Directors" shall mean those Directors who are not Eligible Directors.

                 (j) "Meeting Fees" shall mean all fees paid for attendance at each regular or special meeting of the Board attended by an Eligible Director. Such fees initially shall be $1000 per day (subject to change by the Board) for each day on which an Eligible Director attends one or more meetings of the Board or a committee of the Board.
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                 (k)      "Offering" shall mean the initial public offering of
                          Stock by the Company, registered on Form S-1 under the federal securities laws.

                 (l) "Option" shall mean an option to purchase shares of Stock, granted pursuant to the Plan and subject to the terms and conditions described in the Plan. Options shall not be incentive stock options within the meaning of Code Section 422A.

                 (m)      "Optionee" shall mean a person who holds an Option.

                 (n)      "Parent" shall mean a corporation defined in Code
                          Section 424(e).

                 (o) "Plan" shall mean the Company's 1996 Non-Employee Director Compensation Plan, as it may be amended from time to time pursuant to Section 9.

                 (p) "Retainer" shall mean a retainer paid annually to Eligible Directors which shall initially equal $8000 in cash plus a number of shares of Stock equal to $8000 divided by the initial public offering price of the Stock (to the extent such number would not be a multiple of 100, then such number of shares shall be rounded up to the next higher multiple of 100), subject in each case to change by the Ineligible Directors.

                 (q) "Stock" shall mean the Company's $.01 par value common stock.

                 (r) "Subsidiary" shall mean a corporation as defined in Code Section 425(f).

         3. Administration. The Plan shall be administered by the Ineligible Directors. The amount and nature of the awards to be granted under the Plan, including grants of Options, shall be automatic as described in
Section 7. The Ineligible Directors, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Plan as they may deem desirable. Any interpretation, determination, or other action made or taken by the Ineligible Directors shall be final, binding, and conclusive. A majority of the total number of Ineligible Directors shall constitute a quorum for purposes of any action by the Ineligible Directors, and the vote of a majority of the Ineligible Directors present at a meeting of the Ineligible Directors at which a quorum is present shall be the act of the Ineligible Directors. Any action reduced to writing and signed by all of the Ineligible Directors shall be as fully effective as if it had been taken by a vote at a meeting of the Ineligible Directors duly called and held. None of the Ineligible Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options.

         4. Eligibility. All Directors of the Company shall be eligible to participate in the Plan unless they are (1) employees of the Company, (2) employees of any Subsidiary or Parent of the





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Company, (3) members of the committee administering any other stock option, stock appreciation, stock bonus or other stock plan of the Company or any of its Subsidiaries, (4) former (within one year) members of any committee administering any other such plan, or (5) designated future (within one year) members of any committee administering any other such plan. However, committee membership, former committee membership, or designated future committee membership as described in clauses (3), (4) and (5) above shall not cause a Director to be ineligible to participate in the Plan if the Plan meets the requirements of Rule 16b-3 and participation in the Plan by such Director will not cause such Director to cease to be a "disinterested person" with respect to any other stock option, stock appreciation, stock bonus or other stock plan of the Company or any of its Subsidiaries, so as to disqualify such Director as an administrator of such other plan under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

         5.      Shares Subject to the Plan

                 (a) Class. The shares which are to be made the subject of awards granted under the Plan shall be the Company's authorized but unissued Stock. In connection with the issuance of Stock under the Plan, the Company may repurchase Stock in the open market or otherwise.

                 (b) Aggregate Amount. The total number of shares of Stock authorized under the Plan shall not exceed 62,500 (subject to adjustment under Section 10(c)). If any outstanding Option under the Plan expires or is terminated for any reason, then the Stock allocable to the unexercised portion of such Option shall not be charged against the limitation of this Section 5(b) and may again become the subject of an Option granted under the Plan.

         6.      Retainer\Meeting Compensation.

                 (a) Retainer. The Retainer shall be paid and certificates for Stock shall be delivered to Eligible Directors on or as soon as practicable after (i) the closing of the Offering, and, thereafter, (ii) the first business day of the Company's fiscal year, commencing with the Company's 1997 fiscal year. Such certificates shall be registered in the name of the Eligible Director, and all Stock so issued shall be fully paid and nonassessable. The Company will pay any issuance or transfer taxes with respect to the issuance of Stock.

                 (b) Meeting Fees. Meeting Fees shall be paid in cash on or as soon as practicable after any regular or special meeting attended by an Eligible Director.

         7. Terms, Conditions and Form of Options. Each Option granted under the Plan shall be evidenced by a written agreement in such form as the Ineligible Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:





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                          (a)     Option Grant Dates.

                          (i) Initially, Options shall be granted to all Eligible Directors automatically on the date of the pricing of the Offering, subject to the closing of the Offering.

                          (ii) Each year thereafter, Options shall be granted to all Eligible Directors automatically on the last day of each fiscal year of the Company.

                 (b) Option Formula. Each Eligible Director will be entitled to receive an Option to purchase 625 shares of Stock on the grant date of the Option, without further action by the Board.

                 (c) Period of Options. Options become exercisable on the first anniversary of grant date of the Option; provided, however, that any Option granted pursuant to the Plan shall become exercisable in full prior to such date upon (1) the death of the Grantee, (2) Disability of the Grantee, or (3) the Grantee's ceasing to serve on the Board in accordance with Section 7(h). Options shall terminate on the fifth anniversary of the grant date of the Option (subject to prior termination as hereinafter provided).

                 (d) Option Price. The exercise price of each Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

                 (e) Exercise of Options. Options may be exercised (in full or in part) only by written notice of exercise delivered to the Company at its principal executive office accompanied by payment, in cash, of the aggregate exercise price for all shares of Stock being acquired upon exercise of the Option.

                 (f) Transferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution; provided, however, that the Ineligible Directors may determine to grant Options that are transferable, without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such family members, and may amend outstanding Options to provide for such transferability. No interest of any Optionee in any Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Except as otherwise determined by the Ineligible Directors, during the lifetime of the Grantee, Options shall be exercisable only by the Grantee or the Grantee's guardian or legal representative.

                 (g) Death or Disability of Grantee. If a Grantee shall die or terminate performance of services for the Company because of Disability, any Option granted to such Grantee may be exercised, to the extent that the Option was exercisable at the date of death or termination of performance of services, at any time, or from time to time, within one year after the date of death or termination of performance of services because of Disability, but in no event later





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         than the expiration date specified pursuant to Section 7(c).  In the case of death, an Option may be exercised by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law, or if no such person has such rights, by the Optionee's executors or administrators; provided that such person(s) consent in writing to abide by and be subject to the terms of the Plan and the Option and such writing is delivered to the Company.

                 (h) Termination of Services as Director. If a Grantee's performance of services for the Company and its Subsidiaries shall terminate for any reason other than death or Disability, any Option granted to such Grantee may be exercised, to the extent such Option was exercisable at the date of termination of performance of services, at any time, or from time to time, within three months after the date of termination of performance of services, but in no event later than the expiration date specified pursuant to Section 7(c); provided, however, in the case of termination of performance of services for cause, the Option shall cease to be exercisable on the date of such termination. For this purpose, "cause" shall mean misappropriation of the assets of the Company or any Subsidiary resulting in material loss to such entity. For the purposes of the Plan and any Option agreement, the Grantee's service shall be deemed to have terminated on the earlier of (1) the date when the Grantee's service in fact terminated or (2) the date when the Grantee gave or received written notice that his service is to terminate.

                 (i) No Rights as Shareholder. No Optionee shall have any rights as a shareholder with respect to any Stock subject to an Option prior to the date of issuance to such Optionee of a certificate or certificates for such shares.

                 8. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Options under the Plan, and the obligation of the Company to transfer shares under such Options shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Optionees, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed, where such listing is required under the rules or regulations of such exchange, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such shares and to comply with such laws and regulations.

                 9. Amendment and Discontinuance. The Board may from time to time amend, suspend or discontinue the Plan; provided, however, that, subject to the provisions of Section 10(c), no action of the Board without approval of the shareholders of the Company may (a) materially increase the number of shares which may be issued under the Plan or the number of shares for which an Option may be granted to any participant under the Plan; (b) change the provisions of the Plan regarding the termination of the Option or the time when Options may be exercised; (c) change the





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period during which any Options may be granted or remain outstanding on the date on which the Plan shall terminate; (d) change the designation of the class of persons eligible to receive Options or (e) otherwise materially change the benefits accruing to participants under the Plan. The requirements of Sections 3, 4, 7(a), 7(b) and 7(d) shall not be amended more than once every six months, other than to conform with changes in the Code or the rules thereunder or the Employee Retirement Income Security Act of 1974, as amended. Notwithstanding the foregoing, if the Securities and Exchange Commission amends Rule 16b-3, amendments to the Plan shall be permissible without stockholder approval to the fullest extent permitted under such amended Rule.

                 10.      General Provisions.

                 (a) Assignability. The rights and benefits under the Plan shall not be assignable or transferable by an Eligible Director other than by will or by the laws of descent and distribution, and, except as otherwise determined by the Ineligible Directors, during the lifetime of the Grantee, Options granted under the Plan shall be exercisable only by the Grantee.

                 (b) Termination of Plan. No Options may be granted under the Plan after the date which is ten years after the effective date of the Plan (or if such date is not a business day, on the next succeeding business day). The Plan shall automatically terminate on the earlier of (1) the date all Options granted under the Plan have been exercised or have terminated or expired, or (2) on September 1, 1996 if the Offering has not closed by such date.

                 (c) Adjustments in Event of Change in Stock. In the event of any change in the Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Stock, the number and class of shares subject to outstanding Options, the exercise price per share, and any other terms of the Plan or the Options which in the Ineligible Directors' sole discretion require adjustment shall be appropriately adjusted consistent with such change in such manner as the Ineligible Directors may deem appropriate.

                 (d) No Right to Continue as a Director. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

                 (e) ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Section 401(a) of the Code are not applicable to the Plan.

                 (f) Non-Statutory Options. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422A of the Code.





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                 (g)      Effective Date of the Plan.  The Plan shall take
         effect ten days after the date of adoption by the stockholders of the Company, provided, however, that the Plan shall terminate and be of no further force and effect (and any Options previously granted pursuant to the Plan shall terminate and become void) if the closing of the Offering does not occur on or prior to September 1, 1996.

                 (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Colorado and construed accordingly.

                 (i) Variation of Pronouns. All pronouns and any variations thereof contained herein shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.





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